UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2012

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

On October 1, 2012, Meta Financial Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing the closing of the previously announced private placement transactions pursuant to which the Company has sold, on September 28, 2012, to accredited investors an aggregate of 1,563,100 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for total consideration of approximately $34.2 million, or $21.91 per share, pursuant to nine separate securities purchase agreements (the “Purchase Agreements”) entered into on August 16, 2012 by the Company and the following investors: an affiliate of Altamont Capital Partners (“Altamont”), affiliates of Philadelphia Financial Management of San Francisco, LLC, and NetSpend Holdings, Inc. (NASDAQ: NTSP), each of which is an existing stockholder of the Company; an affiliate of Brookside Equity Partners LLC; an affiliate of JTH Holding Inc. (NASDAQ: TAX), parent of Liberty Tax Service; affiliates of Weintraub Capital Management, L.P.; affiliates of Harvest Capital Strategies LLC; and other institutional and individual investors (collectively, the “Buyers”).  The price per share was determined based upon the arithmetic average of the daily volume weighted average price of the Common Stock for a trading period preceding the date the Purchase Agreements were entered into. A placement agent fee of approximately $37,000 will be paid by the Company to Sandler O’Neill & Partners, L.P. in connection with the investment by Altamont.  The Company will invest at least 90% of the proceeds, which will qualify as tangible common equity and Tier 1 capital at September 30, 2012, to further capitalize MetaBank, the Company’s wholly owned subsidiary, in order to support expected significant growth in MetaBank’s existing Meta Payment Systems programs.  The remainder of the proceeds will be used by the Company for general corporate purposes.

The private placement transactions were consummated following stockholder approval of (a) an amendment to the Company’s Certificate of Incorporation to, among other things, increase the number of authorized shares of Common Stock, and (b) the private placement transactions as required under Rule 5635 of the NASDAQ Stock Market Rules, which approvals were obtained at a Special Meeting of Stockholders of the Company held on September 27, 2012 (the “Special Meeting”), as discussed below under Item 5.07.

At the closing of the private placement transactions, the Company and each of the Buyers entered into a separate registration rights agreement (each, a “Registration Rights Agreement”), the form of which was attached as Exhibit A to each Purchase Agreement, pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of shares of Common Stock purchased by the Buyers at such closing within 30 days after such closing and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closing or be obligated to pay to the Buyers liquidated damages in certain circumstances.

The sales of the shares of Common Stock described herein were undertaken by the Company without registration in private placements in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act (“Regulation D”). Each of the Buyers is an “accredited investor” within the meaning of Regulation D.

A copy of the press release announcing the closing of the private placement transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full agreements, copies of which are attached hereto as Exhibits 99.2 through 99.10 and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”).  The Amendment became effective upon the filing thereof with the Secretary of State of the State of Delaware on September 27, 2012. The Amendment amends and restates Article FOURTH of the Company’s Certificate of Incorporation to (a) increase the total number of authorized shares of the Company’s capital stock to 13,000,000 shares from 6,000,000 shares; (b) increase the total number of authorized shares of Common Stock to 10,000,000 shares from 5,200,000 shares; (c) increase the total number of authorized shares of Preferred Stock, par value $0.01 per share, to 3,000,000 shares from 800,000 shares; and (d) provide for the right of the Company to increase or decrease the number of authorized shares of any class of stock of the Company (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote irrespective of the class vote requirements set forth in Section 242(b)(2) of the General Corporation Law of the State of Delaware.

A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on the following:

(1) Approval and Adoption of the Amendment to the Certificate of Incorporation of the Company.

Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
2,639,705	359,134	350	--

This matter was approved by stockholders with approximately 68.5% of the outstanding shares of Common Stock entitled to vote on the proposal.

(2) Approval of the Issuance of an Aggregate of Approximately 1,562,800 Shares of Common Stock (Subject to Adjustment as Described in Proposal 2 of the Proxy Statement) in the Private Placements.

Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
2,957,696	41,443	50	--

This matter was approved by stockholders with approximately 98.6% of the shares of Common Stock present, in person or represented by proxy, at the Special Meeting and entitled to vote on the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, dated September 27, 2012

99.1	Press Release dated October 1, 2012

99.2	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and ACP MFG Holdings, LLC

99.3
Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Bay Pond Partners, L.P., Wolf Creek Partners, L.P., Bay Pond Investors (Bermuda) L.P., Wolf Creek Investors (Bermuda) L.P., Ithan Creek Master Investment Partnership (Cayman) II, L.P., and Ithan Creek Master Investors (Cayman) L.P.

99.4	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and BEP Meta LLC

99.5	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Boathouse Row I, LP, Boathouse Row II, LP, and Boathouse Row Offshore, Ltd.

99.6	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Greg Gersack, Stephen G. Skiba, and Robert B. Cook Trust U/A/D May 5, 2005

99.7
Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Harvest Opportunity Partners II, L.P., Harvest Diversified Partners, L.P., and Harvest Opportunity Partners Offshore Fund, Ltd.

99.8	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and JTH Financial, LLC

99.9	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and NetSpend Holdings, Inc.

99.10	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Prism Partners I, L.P., Prism Partners III Leveraged, L.P., and Prism Partners IV

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date:  October 1, 2012

EXHIBIT LIST

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, dated September 27, 2012

99.1	Press Release dated October 1, 2012

99.2	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and ACP MFG Holdings, LLC

99.3
Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Bay Pond Partners, L.P., Wolf Creek Partners, L.P., Bay Pond Investors (Bermuda) L.P., Wolf Creek Investors (Bermuda) L.P., Ithan Creek Master Investment Partnership (Cayman) II, L.P., and Ithan Creek Master Investors (Cayman) L.P.

99.4	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and BEP Meta LLC

99.5	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Boathouse Row I, LP, Boathouse Row II, LP, and Boathouse Row Offshore, Ltd.

99.6	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Greg Gersack, Stephen G. Skiba, and Robert B. Cook Trust U/A/D May 5, 2005

99.7
Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Harvest Opportunity Partners II, L.P., Harvest Diversified Partners, L.P., and Harvest Opportunity Partners Offshore Fund, Ltd.

99.8	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and JTH Financial, LLC

99.9	Registration Rights Agreement, dated as of September 28, 2012, by and between Meta Financial Group, Inc. and NetSpend Holdings, Inc.

99.10	Registration Rights Agreement, dated as of September 28, 2012, by and among Meta Financial Group, Inc., Prism Partners I, L.P., Prism Partners III Leveraged, L.P., and Prism Partners IV